                                                                  EXHIBIT 10 (b)


                         MONTHLY SERVICER'S CERTIFICATE

                              CONSUMERS FUNDING LLC
                $468,592,000 SECURITIZATION BONDS, SERIES 2000-1

Pursuant to Section 3.05 of the Servicing Agreement dated as of November 8, 2001
   (the "Consumers Servicing Agreement") between Consumers Energy Company, as
       Servicer and Consumers Funding LLC, as Issuer, the Servicer does hereby certify as follows:

Capitalized terms used in the Monthly Servicer's Certificate (the "Monthly Certificate") have their respective meanings as set forth in the Servicing Agreement. References herein to certain sections and subsections are references to the respective sections of the Servicing Agreement.

                       Current BILLING MONTH: January 2002

  CURRENT BILLING MONTH        1/7/02 - 2/1/02                              COLLECTION CURVE 85.17%
   STANDARD BILLING FOR PRIOR BILLING MONTH
  Residential Total Billed                                                $116,962,960
  Residential SECURITIZATION CHARGE (SC) Billed                             $1,460,310           1.249%

  Commercial Total Billed                                                  $78,294,982
  Commercial SECURITIZATION CHARGE (SC) Billed                              $1,368,283           1.748%

  Industrial Total Billed                                                  $55,270,937
  Industrial SECURITIZATION CHARGE (SC) Billed                              $1,420,619           2.570%

   YTD NET WRITE-OFFS AS A % OF BILLED REVENUE
   Non-Residential Customer Net Write-offs                                    0.230%
   Residential Customer Net Write-offs                                        0.670%
   Total Net Write-offs                                                       0.420%



   AGGREGATE SC COLLECTIONS
  TOTAL SC REMITTED FOR BILLING MONTH
  Residential Class SC Collected                                            $1,234,895
  Commercial Class SC Collected                                             $1,058,742
  Industrial Class SC Collected                                             $1,229,453

  Total SC Collected                                                        $3,523,090


   Aggregate SC Remittances for December BILLING MONTH                      $1,632,249
   Aggregate SC Remittances for January BILLING MONTH                       $3,523,090
   Aggregate SC Remittances for February BILLING MONTH                              $0
   TOTAL CURRENT SC REMITTANCES                                             $5,155,339

  CURRENT BILLING MONTH        1/7/02 - 2/1/02                         COLLECTION CURVE 85.17%
   CALCULATED SC COLLECTED AMOUNT
   RESIDENTIAL
   A-1 Residential SC Collected                                             $1,178,671
   A-3 Residential T.O.D. SC Collected                                          $4,399
   A-4 Alternate Residence SC Collected                                        $25,043
   A-5 Residential Farm/Life Support SC Collected                              $26,782

   TOTAL RESIDENTIAL SC COLLECTED                                           $1,234,895

   COMMERCIAL
   B-1 General Primary   (041) SC Collected                                    $15,103
   B-General Secondary   (010) SC Collected                                   $211,447
   C- General Secondary   (011) SC Collected                                  $394,444
   D-General Primary   (018) SC Collected                                     $233,352
   F-Primary High Load Factor   (032) SC Collected                             $60,205
   GH-General Service Heating   (013) SC Collected                              $5,178
   H- Water Heating Service   (014) SC Collected                                  $565
   L-1 General Energy-Only Street Lighting SC Collected                         $2,901
   L-2 General Service (Cust Owned) St Light SC Collected                       $2,905
   L-3 General Service (Co Owned) St Light SC Collected                        $15,907
   L-4 General Service Outdoor Lighting Commercial SC Collected                 $2,140
   PS-1 General Secondary Public Pumping SC Collected                           $5,425
   PS-2 General Primary Public Pumping SC Collected                             $4,339
   PS-3 General Optional Primary Public Pumping SC Collected                   $30,320
   R-1 General Secondary Resale SC Collected                                       $38
   R-2 General Secondary Resale SC Collected                                      $829
   R-3 General Primary Resale SC Collected                                     $28,422
   ROA-P Retail Open Access Primary (110) SC Collected                         $28,483
   ROA-S Retail Open Access Secondary Com SC Collected                          $5,121
   SPEC Grand Rapids Special Contract SC Collected                              $3,068
   UR-General Unmetered SC Collected                                            $8,550

   TOTAL COMMERCIAL SC COLLECTED                                            $1,058,742

   INDUSTRIAL
   B-1 General Primary   (042) SC Collected                                    $13,582
   B-General Secondary   (020) SC Collected                                    $28,936
   C- General Secondary   (021) SC Collected                                   $56,510
   CG-Cogeneration/Small Power Production Purchase SC Collected                 $1,808
   DA - General Service Direct Access (896) SC Collected                        $5,653
   D-General Primary   (028) SC Collected                                     $543,032
   F-Primary High Load Factor   (033) SC Collected                            $103,818
   GH-General Service Heating   (023) SC Collected                                 $72
   GMD General Motors SC Collected                                             $63,987
   GMF General Motors SC Collected                                            $189,187
   GMF-1 General Motors SC Collected                                           $19,514
   GMJ-1 General Motors SC Collected                                            $7,196

CURRENT BILLING MONTH        1/7/02 - 2/1/02                            COLLECTION CURVE 85.17%
   H- Water Heating Service   (024) SC Collected                                     $2
   I-General Primary Interruptible   (034) SC Collected                              $0
   J-1General Alternative Electric Metal Melting SC Collected                   $33,077
   J-General Primary Electric Furnace   (037) SC Collected                       $6,458
   L-4 General Service Outdoor Lighting Industrial SC Collected                 $(1,478)
   ROA-P Retail Open Access Primary (111) SC Collected                          $59,793
   ROA-S Retail Open Access Secondary Ind SC Collected                              $62
   SC - Special Contract Industrial SC Collected                                $98,244

   TOTAL INDUSTRIAL SC COLLECTED                                             $1,229,453

   TOTAL SC COLLECTED                                                        $3,523,090





   Executed as of this 13th day of February 2002.

                                                    CONSUMERS ENERGY COMPANY
                                                    AS SERVICER



                                                    /s/  Glenn P. Barba
                                                    ----------------------------
                                                         Glenn Barba, Controller



   CC:      Consumers Funding LLC
            Suite M-1079
            212 W. Michigan Ave
            Jackson, Mi  49201